July 21, 2004


Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549


Re:    First Horizon National Corporation
       Commission file number 0-4491
       Quarterly Report on Form 8-K


Gentlemen:


On behalf of First Horizon National Corporation, included for filing, via EDGAR, is Form 8-K including the Earnings Release for the fiscal quarter ended June 30, 2004.

Any requests for additional information or comments with respect to this filing may be addressed to: Marlin L. Mosby III Executive Vice President and Chief Financial Officer, telephone number (901) 523-5620.


Sincerely,



Debra L. White
Vice President, External Reporting


Enclosures

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

         -------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) - July 20, 2004


                       FIRST HORIZON NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


TENNESSEE                            000-4491                         62-0803242
(State or Other Jurisdiction        (Commission                   (IRS Employer
of Incorporation)                   File Number)             Identification No.)


                      165 MADISON AVENUE
                      MEMPHIS, TENNESSEE                       38103
             (Address of Principal Executive Office)         (Zip Code)


       Registrant's telephone number, including area code - (901) 523-4444

ITEM 7.          Financial Statements and Exhibits

(c)  Exhibits

The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of First Horizon National Corporation's ("Corporation") previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
---------                  -----------

99.1             Earnings Release for Quarter Ended 6/30/04



ITEM 12.         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation's earnings release for the quarter ended June 30, 2004, which was issued July 20, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST HORIZON NATIONAL CORPORATION

Date: July 20, 2004               By:  /s/ Marlin L. Mosby, III
                                       -----------------------------------------
                                       Name: Marlin L. Mosby, III
                                       Title: Executive Vice President and
                                              Chief Financial Officer

                                  Exhibit Index
                                  -------------

The following exhibit is furnished pursuant to Item 12, is not to be considered "filed" under the Exchange Act, and shall not be incorporated by reference into any of the Corporation's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.


Exhibit #                  Description
---------                  -----------

99.1             Earnings Release for Quarter Ended 6/30/04